Exhibit 10m
                                FORM OF
                     TERMINATION PROTECTION AGREEMENT
                         FOR CORPORATE EXECUTIVES

         THIS AGREEMENT made as of the _______ day of August, 1990, by and between the "Company" (as hereinafter defined) and ______________ (the "Executive").

         WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the possibility of a "Change in Control" (as hereinafter defined) exists and that the threat or the occurrence of a Change in Control can result in significant distractions of its key management personnel because of the uncertainties inherent in such a situation;

         WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its stockholders to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure [his or her] continued dedication and efforts in such event without undue concern for [his or her] personal financial and employment security; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Company and the Employer, particularly in the event of a threat or the occurrence of a Change in Control, the Company desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event [his or her] employment is terminated as a result of, or in connection with, a Change in Control and to provide the Executive with the "Gross-Up Payment" (as hereinafter defined) and certain other benefits whether or not the Executive's employment is terminated.

         NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

         1. Term of Agreement. This Agreement shall commence as of August 22, 1990 and shall continue in effect until August 22, 1992; provided, however, that commencing on August 22, 1991 and on each August 22 thereafter, the term of this Agreement shall be automatically extended for one (1) year unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the term of this Agreement shall not be so extended; and provided, further, however, that notwithstanding any such notice by the Company not to extend, the term of this Agreement shall not expire prior to the expiration of twenty-four (24) months after the occurrence of a Change in Control.

         2.  Definitions.

              2.1. Accrued Compensation. For purposes of this Agreement, "Accrued Compensation" shall mean an amount which shall include all amounts earned or accrued through the "Termination Date" (as hereinafter defined) but not paid as of the Termination Date including (i) base salary, and (ii) reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company during the period ending on the Termination Date, (iii) vacation pay, if required by applicable law, and (iv) bonuses and incentive compensation (other than the "Pro Rata Bonus" (as hereinafter defined)).

              2.2. Base Amount. For purposes of this Agreement, "Base Amount" shall mean the greater of the Executive's annual base salary (a) at the rate in effect on the Termination Date or (b) at the highest rate in effect at any time during the ninety (90) day period prior to the Change in Control, and shall include all amounts of [his or her] base salary that are deferred under the qualified and non-qualified employee benefit plans of the Company.

              2.3.  Bonus Amount.  For purposes of this
    Agreement, "Bonus Amount" shall mean the highest annual bonus paid or payable to the Executive for any fiscal year in respect of the three (3) full fiscal years ended prior to the Change in Control.

              2.4. Cause. For purposes of this Agreement, a termination of employment is for "Cause" if the Executive has been convicted of a felony or the termination is evidenced by a resolution adopted in good faith by two-thirds of the Board that the Executive (a) intentionally and continually failed substantially to perform [his or her] reasonably assigned duties with the Company (other than a failure resulting from the Executive's incapacity due to physical or mental illness or from the Executive's assignment of duties that would constitute "Good Reason" as hereinafter defined) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Executive specifying the manner in which the Executive has failed substantially to perform, or
    (b) intentionally engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Executive's employment shall be for Cause as set forth in clause (b) above until (x) there shall have been delivered to the Executive a copy of a written notice setting forth that the Executive was guilty of the conduct set forth in clause
    (b) and specifying the particulars thereof in detail, and (y) the Executive shall have been provided an opportunity to be heard in person by the Board (with the assistance of the Executive's counsel if the Executive so desires). No act, nor failure to act, on the Executive's part, shall be considered "intentional" unless the Executive has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief that the Executive's action or failure to act was in the best interest of the Company.

              2.5. Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any of the following events:

                   (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

                   (b)  The individuals who, as of August 22,
    1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially asssumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                   (c)  Approval by stockholders of the Company
    of:

                        (1)  A merger, consolidation or
                   reorganization involving the Company, unless

                        (i) the stockholders of the Company,
                        immediately before such merger,
                        consolidation or reorganization, own,
                        directly or indirectly immediately
                        following such merger, consolidation
                        or reorganization, at least sixty percent
                        (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                        (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                        (iii) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                        (iv) a transaction described in clauses
                        (i) through (iii) shall herein be
                        referred to as a "Non-Control
                        Transaction";

                        (2) A complete liquidation or dissolution
                   of the Company; or

                        (3) An agreement for the sale or other
                   disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                   (d)  Notwithstanding anything contained in
    this Agreement to the contrary, if the Executive's employment is terminated following the Effective Date but within one (1) year prior to a Change in Control and [the Executive reasonably demonstrates that] such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

              2.6. Company. For purposes of this Agreement, the "Company" shall mean Tandy Corporation and shall include its "Successors and Assigns" (as hereinafter defined).

              2.7. Disability. For purposes of this Agreement, "Disability" shall mean a physical or mental infirmity which impairs the Executive's ability to substantially perform [his or her] duties with the Company for a period of one hundred eighty (180) consecutive days and the Executive has not returned to [his or her] full time employment prior to the Termination Date as stated in the "Notice of Termination" (as hereinafter defined).

              2.8.  (a) Good Reason.  For purposes of this
    Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (i) through (ix) hereof:

                   (i)  a change in the Executive's status,
              title, position or responsibilities (including reporting responsibilities) which, in the Executive's reasonable judgment, represents an adverse change in [his or her] status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of the Change in Control or at any time thereafter; the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with such status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of the Change in Control or at any time thereafter; or any removal of the Executive from or failure to reappoint or reelect [him or her] to any of [his or her] offices or positions, except in connection with the termination of the Executive's employment for Cause, or as a result of [his or her] death, or by the Executive other than for Good Reason;

                   (ii)  a reduction in the rate of the
              Executive's base salary below the Base Amount or any failure to pay the Executive any compensation or benefits to which [he or she] is entitled within fifteen (15) days of the date notice of such failure to pay is given to the Company and, in the case of any annual bonus, within forty-five (45) days following the end of the fiscal year pursuant to which such bonus relates;

                   (iii) a change in the accounting policies or practices as in effect during the ninety (90) days preceding the Change in Control or at any time thereafter which, in the Executive's reasonable judgment, results in a reduction in [his or her] earning potential;

                   (iv) the Company's requiring the Executive to be based at any place outside a 20-mile radius from [his or her] place of employment on the day prior to the Change in Control, except for reasonably required travel on the Company's business which is not materially greater than such travel requirements prior to the Change in Control;

                   (v)  the failure by the Company to
              (A) continue in effect (without reduction in benefit levels, reward opportunities and/or bonus potential for comparable performance) any material compensation or benefit plan in which the Executive was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter including, but not limited to, the plans listed on Appendix A, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the Executive, or
              (B) provide the Executive with compensation and benefits, in the aggregate at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the Executive was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter;

                   (vi)  the insolvency or the filing (by any
              party, including the Company) of a petition for bankruptcy, of the Company, which petition is not dismissed within sixty (60) days;

                   (vii)  any material breach by the Company of
              any provision hereof;

                   (viii)  any purported termination of the
              Executive's employment for Cause by the Company which does not comply with the terms of Section 2.4 hereof; and

                   (ix) the failure of the Company to obtain an agreement, satisfactory to the Executive, from any Successor or Assign of the Company, to assume and agree to perform this Agreement, as contemplated in
              Section 6 hereof.

                   (b) Any event or condition described in this
    Section 2.8(a)(i) through (ix) which occurs following the Effective Date but within one (1) year prior to a Change in Control but which the Executive reasonably demonstrates (i) was at the request of a Third Party or (ii) otherwise arose in connection with, or in anticipation of, a Change in Control which actually occurs, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control.

              2.9. Notice of Termination. For purposes of this Agreement, following a Change in Control, "Notice of Termination" shall mean a written notice of termination from the Company of the Executive's employment which indicates the specific termination provision in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

              2.10.  Pro Rata Bonus.  For purposes of this
    Agreement, "Pro Rata Bonus" shall mean an amount equal to the Bonus Amount multiplied by a fraction the numerator of which is the number of days in the fiscal year through the Termination Date and the denominator of which is 365.

              2.11. Successors and Assigns. For purposes of this Agreement, "Successors and Assigns" shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

              2.12. Termination Date. For purposes of this Agreement, "Termination Date" shall mean in the case of the Executive's death, [his or her] date of death, in the case of Good Reason, the last day of [his or her] employment, and in all other cases, the date specified in the Notice of Termination; provided, however, that if the Executive's employment is terminated by the Company for Cause or due to Disability, the date specified in the Notice of Termination shall be at least 30 days from the date the Notice of Termination is given to the Executive, provided that in the case of Disability the Executive shall not have returned to the full-time performance of [his or her] duties during such period of at least 30 days.

         3.  Termination of Employment.

              3.1. If, during the term of this Agreement, the Executive's employment with the Company shall be terminated within twenty-four (24) months following a Change in Control, the Executive shall be entitled to the following compensation and benefits:

                   (a)  If the Executive's employment with the
    Company shall be terminated (1) by reason of the Executive's death, (2) by the Company for Cause or Disability, or (3) by the Executive other than for Good Reason and other than during the 60-day period commencing on the first anniversary of the date of the occurrence of a Change in Control (the "Window Period"), the Company shall pay to the Executive the Accrued Compensation and, if such termination is other than by the Company for Cause, a Pro Rata Bonus.

                   (b)  If the Executive's employment with the
    Company shall be terminated for any reason other than as specified in Section 3.1(a) or during the Window Period, the Executive shall be entitled to the following:

                   (i)  the Company shall pay the Executive all
    Accrued Compensation and a Pro-Rata Bonus;

                   (ii)  the Company shall pay the Executive as
    termination pay and in lieu of any further compensation for periods subsequent to the Termination Date, in a single payment an amount (the "Termination Amount") in cash equal to two times the sum of (A) the Base Amount and (B) the Bonus Amount;

                   (iii)  for twenty-four (24) months from the
    Termination Date (the "Continuation Period"), the Company shall at its expense continue on behalf of the Executive and [his or her] dependents and beneficiaries the fringe benefits, (excluding those benefit plans numbered 1 through 8 inclusive on Appendix A but including an automobile or automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) and the life insurance, disability, medical, dental and hospitalization benefits provided (x) to the Executive at any time during the 90-day period prior to the Change in Control or at any time thereafter or (y) to other similarly situated executives who continue in the employ of the Company during the Continuation Period; provided, however, that with respect to any Executive who was entitled to the use of an automobile provided by the Company within the ninety (90) day period prior to a Change in Control or at any time thereafter, the Executive shall be paid a cash payment equal to the value of the Company provided automobile to the Executive for the Continuation Period. The coverage and benefits (including deductibles and contributions by the Executive, if any) provided in this Section 3.1(b)(iii) during the Continuation Period shall be no less favorable to the Executive and [his or her] dependents and beneficiaries, than the most favorable of such coverages and benefits during any of the periods referred to in clauses (x) and (y) above. The Company's obligation hereunder with respect to the foregoing benefits (except for the automobile or automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide the Executive hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to the Executive than the coverages and benefits required to be provided hereunder. This Subsection (iii) shall not be interpreted so as to limit any benefits to which the Executive, [his or her] dependents or beneficiaries may be entitled under any of the Company's employee benefit plans, programs or practices following the Executive's termination of employment, including without limitation, retiree medical and life insurance benefits;

                   (iv)  the Company shall pay in a single
    payment an amount equal to eighty percent (80%) of the maximum amount the Executive could have contributed under the Deferred Salary and Investment Plan, Stock Purchase Program and Supplemental Stock Program as in effect on the date immediately prior to the Change in Control during the Continuation Period had [he or she] continued in the employment with the Company during the Continuation Period at the greater of [his or her] annualized gross salary and wages as in effect immediately prior to the Change in Control or at any time thereafter; and

                   (v)  (A) the restrictions on any outstanding
    incentive awards (including restricted stock and granted performance shares or units) granted to the Executive including, but not limited to, awards granted under the Company's 1985 Stock Option Plan, or under any other incentive plan or arrangement shall lapse and such incentive award shall become 100% vested, all stock options and stock appreciation rights granted to the Executive shall become immediately exercisable and shall become 100% vested, and all performance units granted to the Executive shall become 100% vested and (B) the Executive shall have the right to require the Company to purchase, for cash, any shares of unrestricted stock or shares purchased upon exercise of any options, at a price equal to the fair market value of such shares on the date of purchase by the Company.

                   (c)  The amounts provided for in Sections
    3.1(a) and 3.1(b)(i), (ii), (iii) (only as to the automobile allowance and the related expenses of public liablity insurance, collision coverage, repairs and maintenance) and
    (iv) shall be paid in a single lump sum cash payment within five (5) days after the Executive's Termination Date (or earlier, if required by applicable law).

                   (d)  The Executive shall not be required to
    mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment except as provided in Section 3.1(b)(iii).

              3.2. (a) The termination pay and termination benefits provided for in this Section 3 shall be in lieu of any other severance or termination pay to which the Executive may be entitled under any Company severance or termination plan, program, policy or practice.

                   (b) The Executive's entitlement to any other compensation or benefits (other than the Pro Rata Bonus and other than the termination pay and termination benefits as provided under this Section 3) shall be determined in accordance with the Company's employee benefit plans (including, the plans listed on Appendix A) and other applicable programs, policies and practices then in effect.

         4. Notice of Termination. Following a Change in Control, any purported termination of the Executive's employment by the Company and/or the Employer shall be communicated by Notice of Termination to the Executive. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination.

         5.  Excise Tax Payments.

              (a) In the event that any payment or benefit (within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), to the Executive or for [his or her] benefit paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, [his or her] employment with the Company or a change in ownership or effective control of the Company or of a substantial portion of its assets (a "Payment" or "Payments"), would be subject to the excise tax imposed by
    Section 4999 of the Code or any interest or penalties are incurred by the Exeuctive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties, other than interest and penalties imposed by reason of the Executive's failure to file timely a tax return or pay taxes shown due on [his or her] return, imposed with respect to such taxes and the Excise Tax), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                   (b) An initial determination as to whether a Gross-Up Payment is required pursuant to this Agreement and the amount of such Gross-Up Payment shall be made at the Company's expense by an accounting firm selected by the Company and reasonably acceptable to the Executive which is designated as one of the five largest accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Executive within five days of the Termination Date if applicable, or such other time as requested by the Company or by the Executive (provided the Executive reasonably believes that any of the Payments may be subject to the Excise Tax) and if the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to a Payment or Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such Payment or Payments. Within ten days of the delivery of the Determination to the Executive, the Executive shall have the right to dispute the Determination (the "Dispute"). The Gross-Up Payment, if any, as determined pursuant to this Paragraph 5(b) shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. The existence of the Dispute shall not in any way affect the Executive's right to receive the Gross-Up Payment in accordance with the Determination. If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Executive subject to the application of Paragraph 5(c) below.

                   (c)  As a result of the uncertainty in the
    application of Sections 4999 and 280G of the Code, it is possible that a Gross-Up Payment (or a portion thereof) will be paid which should not have been paid (an "Excess Payment") or a Gross-Up Payment (or a portion thereof) which should have been paid will not have been paid (an "Underpayment"). An Underpayment shall be deemed to have occurred (i) upon notice (formal or informal) to the Executive from any governmental taxing authority that the Executive's tax liability (whether in respect of the Executive's current taxable year or in respect of any prior taxable year) may be increased by reason of the imposition of the Excise Tax on a Payment or Payments with respect to which the Company has failed to make a sufficient Gross-Up Payment, (ii) upon a determination by a court, (iii) by reason of determination by the Company (which shall include the position taken by the Company, together with its consolidated group, on its federal income tax return) or (iv) upon the resolution of the Dispute to the Executive's satisfaction. If an Underpayment occurs, the Executive shall promptly notify the Company and the Company shall promptly, but in any event, at least five days prior to the date on which the applicable government taxing authority has requested payment, pay to the Executive an additional Gross-Up Payment equal to the amount of the Underpayment plus any interest and penalties (other than interest and penalties imposed by reason of the Executive's failure to file timely a tax return or pay taxes shown due on the Executive's return) imposed on the Underpayment. An Excess Payment shall be deemed to have occurred upon a "Final Determination" (as hereinafter defined) that the Excise Tax shall not be imposed upon a Payment or Payments (or portion thereof) with respect to which the Executive had previously received a Gross-Up Payment. A "Final Determination" shall be deemed to have occurred when the Executive has received from the applicable government taxing authority a refund of taxes or other reduction in the Executive's tax liability by reason of the Excise Payment and upon either (x) the date a determination is made by, or an agreement is entered into with, the applicable governmental taxing authority which finally and conclusively binds the Executive and such taxing authority, or in the event that a claim is brought before a court of competent jurisdiction, the date upon which a final determination has been made by such court and either all appeals have been taken and finally resolved or the time for all appeals has expired or (y) the statute of limitations with respect to the Executive's applicable tax return has expired. If an Excess Payment is determined to have been made, the amount of the Excess Payment shall be treated as a loan by the Company to the Executive and the Executive shall pay to the Company on demand (but not less than 10 days after the determination of such Excess Payment and written notice has been delivered to the Executive) the amount of the Excess Payment plus interest at an annual rate equal to the Applicable Federal Rate provided for in Section 1274(d) of the Code from the date the Gross-Up Payment (to which the Excess Payment relates) was paid to the Executive until the date of repayment to the Company.

                   (d)  Notwithstanding anything contained in
    this Agreement to the contrary, in the event that, according to the Determination, an Excise Tax will be imposed on any Payment or Payments, the Company shall pay to the applicable government taxing authorities as Excise Tax withholding, the amount of the Excise Tax that the Company has actually withheld from the Payment or Payments.

         6.  Successors; Binding Agreement.

                   (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its Successors and Assigns and the Company shall require any Successor or Assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

                   (b)  Neither this Agreement nor any right or
    interest hereunder shall be assignable or transferable by the Executive, [his or her] beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

         7. Fees and Expenses. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive as they become due as a result of (a) the Executive's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), (b) the Executive seeking to obtain or enforce any right or benefit provided by this Agreement (including, but not limited to, any such fees and expenses incurred in connection with (i) the Dispute and (ii) the Gross-Up Payment whether as a result of any applicable government taxing authority proceeding, audit or otherwise) or by any other plan or arrangement maintained by the Company under which the Executive is or may be entitled to receive benefits, and (c) the Executive's hearing before the Board as contemplated in
    Section 2.4 of this Agreement; provided, however, that the circumstances set forth in clauses (a) and (b) (other than as a result of the Executive's termination of employment under circumstances described in Section 2.5(d)) occurred on or after a Change in Control.

         8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

         9. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company (except for any severance or termination policies, plans, programs or practices) and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Company (except for any severance or termination agreement). Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

         10. Settlement of Claims. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or others.

         11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

         12. Governing Law. THE VALIDITY, INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF; PROVIDED, HOWEVER, THAT IN ANY ACTION INVOLVING THE EXECUTIVE AND THE COMPANY WITH RESPECT TO ANY CLAIM OR ASSERTION THAT THE EXECUTIVE'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE, THE COMPANY HAS THE BURDEN OF PROVING THAT THE EXECUTIVE'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE.

         13. Forum. Any suit brought by the Executive under this Agreement may be brought in the appropriate state or federal court for Tarrant County, Texas, or for the county wherein the Executive maintains [his or her] residence. Any suit brought by the Company under this Agreement may only be brought in the county wherein the Executive maintains [his or her] residence unless the Executive consents to suit elsewhere.

         14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         15. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.

                                 TANDY CORPORATION


    ATTEST:                      By:_______________________
                                    Name:
                                    Title:
    _________________________
        Secretary


                                 By:_______________________
                                    [Executive]

                                                       APPENDIX A



                      COMPENSATION AND BENEFIT PLANS


    1.  Deferred Compensation Plan

    2.  Deferred Salary and Investment Plan

    3.  Employee Stock Ownership Plan

    4.  Salary Continuation Plan

    5.  Stock Purchase Program

    6.  Supplemental Stock Program

    7.  Stock Option plan

    8.  Post Retirement and Death Benefit Plan
        for Selected Executive Employees

                                FORM OF
                    TERMINATION PROTECTION AGREEMENT
                        FOR DIVISION EXECUTIVES


         THIS AGREEMENT made as of the day _______ of August, 1990, by and between the "Company" (as hereinafter defined) and ________________ (the "Executive").

         WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the possibility of a "Change in Control" (as hereinafter defined) exists and that the threat or the occurrence of a Change in Control can result in significant distractions of its key management personnel because of the uncertainties inherent in such a situation;

         WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its stockholders to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure [his or her] continued dedication and efforts in such event without undue concern for [his or her] personal financial and employment security; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Company, particularly in the event of a threat or the occurrence of a Change in Control, the Company desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event [his or her] employment is terminated as a result of, or in connection with, a Change in Control and to provide the Executive with the "Gross-Up Payment" (as hereinafter defined) and certain other benefits whether or not the Executive's employment is terminated.

         NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

         1. Term of Agreement. This Agreement shall commence as of August 22, 1990 and shall continue in effect until August 22, 1992; provided, however, that commencing on August 22, 1991 and on each August 22 thereafter, the term of this Agreement shall be automatically extended for one (1) year unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the term of this Agreement shall not be so extended; and provided, further, however, that notwithstanding any such notice by the Company not to extend, the term of this Agreement shall not expire prior to the expiration of twenty-four (24) months after the occurrence of a Change in Control.

         2.  Definitions.

              2.1.
    Accrued Compensation. For purposes of this Agreement, "Accrued Compensation" shall mean an amount which shall include all amounts earned or accrued through the "Termination Date" (as hereinafter defined) but not paid as of the Termination Date including (i) base salary, and (ii) reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company during the period ending on the Termination Date, (iii) vacation pay, if required by applicable law and (iv) bonuses and incentive compensation (other than the "Pro Rata Bonus" (as hereinafter defined)).

              2.2.
    Base Amount. For purposes of this Agreement, "Base Amount" shall mean the greater of the Executive's annual base salary
    (a) at the rate in effect on the Termination Date or (b) at the highest rate in effect at any time during the ninety (90) day period prior to the Change in Control, and shall include all amounts of [his or her] base salary that are deferred under the qualified and non-qualified employee benefit plans of the Company.

              2.3.
    Bonus Amount. For purposes of this Agreement, "Bonus Amount" shall mean the highest annual bonus paid or payable to the Executive for any fiscal year in respect of the three (3) full fiscal years ended prior to the Change in Control.

              2.4.
    Cause. For purposes of this Agreement, a termination of employment is for "Cause" if the Executive has been convicted of a felony or the termination is evidenced by a resolution adopted in good faith by two-thirds of the Board that the Executive (a) intentionally and continually failed substantially to perform [his or her] reasonably assigned duties with the Company (other than a failure resulting from the Executive's incapacity due to physical or mental illness or from the Executive's assignment of duties that would constitute "Good Reason" as hereinafter defined) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Executive specifying the manner in which the Executive has failed substantially to perform, or
    (b) intentionally engaged in conduct which is demonstrably and materially injurious to the Company; provided, however, that no termination of the Executive's employment shall be for Cause as set forth in clause (b) above until (x) there shall have been delivered to the Executive a copy of a written notice setting forth that the Executive was guilty of the conduct set forth in clause (b) and specifying the particulars thereof in detail, and (y) the Executive shall have been provided an opportunity to be heard in person by the Board (with the assistance of the Executive's counsel if the Executive so desires). No act, nor failure to act, on the Executive's part, shall be considered "intentional" unless the Executive has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief that the Executive's action or failure to act was in the best interest of the Company.

              2.5.
    Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any of the following events:

               (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

                   (b)  The individuals who, as of August 22,
    1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially asssumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                   (c)  Approval by stockholders of the Company
    of:

                        (1)  A merger, consolidation or
                   reorganization involving the Company, unless

                        (i)  the stockholders of the
                        Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                        (ii)  the individuals who were members of
                        the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the boardof directors of the Surviving Corporation,

                        (iii)  no Person (other than the Company,
                        any Subsidiary, any employee benefit plan
                        (or any trust forming a part thereof)
                        maintained by the Company, the Surviving
                        Corporation or any Subsidiary, or any
                        Person who, immediately prior to such
                        merger, consolidation or reorganization
                        had Beneficial Ownership of fifteen
                        percent (15%) or more of the then
                        outstanding Voting Securities) has
                        Beneficial Ownership of fifteen percent
                        (15%) or more of the combined voting
                        power of the Surviving Corporation's then outstanding voting securities, and

                        (iv)  a transaction described in clauses
                        (i) through (iii) shall herein be
                        referred to as a "Non-Control
                        Transaction";

                        (2)  A complete liquidation or
                   dissolution of the Company; or

                        (3)  An agreement for the sale or other
                   disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                   (d)  Notwithstanding anything contained in
    this Agreement to the contrary, if the Executive's employment is terminated following the Effective Date but within one (1) year prior to a Change in Control and [the Executive reasonably demonstrates that] such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

              2.6. Company. For purposes of this Agreement, the "Company" shall mean Tandy Corporation and shall include its "Successors and Assigns" (as hereinafter defined).

              2.7. Disability. For purposes of this Agreement, "Disability" shall mean a physical or mental infirmity which impairs the Executive's ability to substantially perform [his or her] duties with the Company for a period of one hundred eighty (180) consecutive days and the Executive has not returned to [his or her] full time employment prior to the Termination Date as stated in the "Notice of Termination" (as hereinafter defined).

              2.8.  (a) Good Reason.  For purposes of this
    Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (i) through (ix) hereof:

              (i) a change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which, in the Executive's reasonable judgment, represents an adverse change in [his or her] status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of the Change in Control or at any time thereafter; the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with such status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of the Change in Control or at any time thereafter; or any removal of the Executive from or failure to reappoint or reelect [him or her] to any of [his or her] offices or positions, except in connection with the termination of the Executive's employment for Cause, or as a result of [his or her] death, or by the Executive other than for Good Reason;

              (ii) a reduction in the rate of the Executive's base salary below the Base Amount or any failure to pay the Executive any compensation or benefits to which [he or she] is entitled within fifteen (15) days of the date notice of such failure is given to the Company and, in the case of any annual bonus, within forty-five (45) days following the end of the fiscal year pursuant to which such bonus relates;

              (iii) a change in the accounting policies or practices as in effect during the ninety (90) days preceding the Change in Control or at any time thereafter which, in the Executive's reasonable judgment, results in a reduction in [his or her] earning potential;

              (iv) the Company's requiring the Executive to be based at any place outside a 20-mile radius from [his or her] place of employment on the day prior to the Change in Control, except for reasonably required travel on the Company's business which is not materially greater than such travel requirements prior to the Change in Control;

              (v) the failure by the Company to (A) continue in effect (without reduction in benefit levels, reward opportunities and/or bonus potential for comparable performance) any material compensation or benefit plan in which the Executive was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter including, but not limited to, the plans listed on Appendix A, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the Executive, or
              (B) provide the Executive with compensation and benefits, in the aggregate at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the Executive was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter;

              (vi) the insolvency or the filing (by any party, including the Company) of a petition for bankruptcy, of the Company, which petition is not dismissed within sixty (60) days;

              (vii) any material breach by the Company of any provision hereof;

              (viii)  any purported termination of the
              Executive's employment for Cause by the Company which does not comply with the terms of Section 2.4 hereof; and

              (ix) the failure of the Company to obtain an agreement, satisfactory to the Executive, from any Successor or Assign of the Company, to assume and agree to perform this Agreement, as contemplated in
              Section 6 hereof.

                   (b)  Any event or condition described in this
    Section 2.8(a)(i) through (ix) which occurs following the Effective Date but within one (1) year prior to a Change in Control but which the Executive reasonably demonstrates (i) was at the request of a Third Party or (ii) otherwise arose in connection with, or in anticipation of, a Change in Control which actually occurs, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control.

              2.9. Notice of Termination. For purposes of this Agreement, following a Change in Control, "Notice of Termination" shall mean a written notice of termination from the Company of the Executive's employment which indicates the specific termination provision in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

              2.10.  Pro Rata Bonus.  For purposes of this
    Agreement, "Pro Rata Bonus" shall mean an amount equal to the Bonus Amount multiplied by a fraction the numerator of which is the number of days in the fiscal year through the Termination Date and the denominator of which is 365.

              2.11. Successors and Assigns. For purposes of this Agreement, "Successors and Assigns" shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

              2.12. Termination Date. For purposes of this Agreement, "Termination Date" shall mean in the case of the Executive's death, [his or her] date of death, in the case of Good Reason, the last day of [his or her] employment, and in all other cases, the date specified in the Notice of Termination; provided, however, that if the Executive's employment is terminated by the Company for Cause or due to Disability, the date specified in the Notice of Termination shall be at least 30 days from the date the Notice of Termination is given to the Executive, provided that in the case of Disability the Executive shall not have returned to the full-time performance of [his or her] duties during such period of at least 30 days.

         3.  Termination of Employment.

              3.1. If, during the term of this Agreement, the Executive's employment with the Company shall be terminated within twenty-four (24) months following a Change in Control, the Executive shall be entitled to the following compensation and benefits:

                   (a)  If the Executive's employment with the
    Company shall be terminated (1) by reason of the Executive's death, (2) by the Company for Cause or Disability, or (3) by the Executive other than for Good Reason and other than during the 60-day period commencing on the first anniversary of the date of the occurrence of a Change in Control (the "Window Period"), the Company shall pay to the Executive the Accrued Compensation and, if such termination is other than by the Company for Cause, a Pro Rata Bonus.

                   (b)  If the Executive's employment with the
    Company shall be terminated for any reason other than as specified in Section 3.1(a) or during the Window Period, the Executive shall be entitled to the following:

                   (i)  the Company shall pay the Executive all
    Accrued Compensation and a Pro-Rata Bonus;

                   (ii)  the Company shall pay the Executive as
    termination pay and in lieu of any further compensation for periods subsequent to the Termination Date, in a single payment an amount (the "Termination Amount") in cash equal to two times the sum of (A) the Base Amount and (B) the Bonus Amount;

                   (iii)  for twenty-four (24) months from the
    Termination Date (the "Continuation Period"), the Company shall at its expense continue on behalf of the Executive and [his or her] dependents and beneficiaries the fringe benefits, (excluding those benefit plans numbered 1 through 8 inclusive on Appendix A but including an automobile or automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) and the life insurance, disability, medical, dental and hospitalization benefits provided (x) to the Executive at any time during the 90-day period prior to the Change in Control or at any time thereafter or (y) to other similarly situated executives who continue in the employ of the Company during the Continuation Period; provided, however, that with respect to any Executive who was entitled to the use of an automobile provided by the Company within the ninety (90) day period prior to a Change in Control or at any time thereafter, the Executive shall be paid a cash payment equal to the value of the Company provided automobile to the Executive for the Continuation Period. The coverage and benefits (including deductibles and contributions by the Executive, if any) provided in this Section 3.1(b)(iii) during the Continuation Period shall be no less favorable to the Executive and [his or her] dependents and beneficiaries, than the most favorable of such coverages and benefits during any of the periods referred to in clauses (x) and (y) above. The Company's obligation hereunder with respect to the foregoing benefits (except for the automobile or automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company may reduce the coverage of any benefits it is required to provide the Executive hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to the Executive than the coverages and benefits required to be provided hereunder. This Subsection (iii) shall not be interpreted so as to limit any benefits to which the Executive, [his or her] dependents or beneficiaries may be entitled under any of the Company's employee benefit plans, programs or practices following the Executive's termination of employment, including without limitation, retiree medical and life insurance benefits;

                   (iv)  the Company shall pay in a single
    payment an amount equal to eighty percent (80%) of the maximum amount the Executive could have contributed under the Deferred Salary and Investment Plan, Stock Purchase Program and Supplemental Stock Program as in effect on the date immediately prior to the Change in Control during the Continuation Period had [he or she] continued in the employment with the Company during the Continuation Period the greater of [his or her] annualized gross salary and wages as in effect immediately prior to the Change in Control or at any time thereafter; and

                   (v)  (A) the restrictions on any outstanding
    incentive awards (including restricted stock and granted performance shares or units) granted to the Executive including, but not limited to, awards granted under the Company's 1985 Stock Option Plan, or under any other incentive plan or arrangement shall lapse and such incentive award shall become 100% vested, all stock options and stock appreciation rights granted to the Executive shall become immediately exercisable and shall become 100% vested, and all performance units granted to the Executive shall become 100% vested and (B) the Executive shall have the right to require the Company to purchase, for cash, any shares of unrestricted stock or shares purchased upon exercise of any options, at a price equal to the fair market value of such shares on the date of purchase by the Company.

                   (c)  The amounts provided for in Sections
    3.1(a) and 3.1(b)(i), (ii), (iii) (only as to the automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) and
    (iv) shall be paid in a single lump sum cash payment within five (5) days after the Executive's Termination Date (or earlier, if required by applicable law).

                   (d)  The Executive shall not be required to
    mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment except as provided in Section 3.1(b)(iii).

              3.2. (a) The termination pay and termination benefits provided for in this Section 3 shall be in lieu of any other severance or termination pay to which the Executive may be entitled under any Company severance or termination plan, program, policy or practice.

                   (b) The Executive's entitlement to any other compensation or benefits (other than the Pro Rata Bonus and other than the termination pay and termination benefits as provided under this Section 3) shall be determined in accordance with the Company's employee benefit plans (including, the plans listed on Appendix A) and other applicable programs, policies and practices then in effect.

              3.3. Notwithstanding any other provision of this Agreement to the contrary, the termination of the Executive's employment with the Company in connection with the sale, divestiture or other disposition of a "Division" (as hereinafter defined) (or part thereof) shall not be deemed to be a termination of employment of the Executive for purposes of this Agreement provided the Executive is offered employment by the purchaser or acquiror of such Division (or part thereof) and the Company obtains an agreement from such purchaser or acquiror as contemplated in Section 6(c) and the Executive shall not be entitled to benefits from the Company under this Agreement as a result of such sale, divestiture, or other disposition, or as a result of any subsequent termination of employment. "Division" shall mean [name of Division].

         4.  Notice of Termination.  Following a Change in
    Control, any purported termination of the Executive's employment by the Company shall be communicated by Notice of Termination to the Executive. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination.

         5.  Excise Tax Payments.

                   (a) In the event that any payment or benefit (within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), to the Executive or for [his or her] benefit paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, [his or her] employment with the Company or a change in ownership or effective control of the Company or of a substantial portion of its assets (a "Payment" or "Payments"), would be subject to the excise tax imposed by
    Section 4999 of the Code or any interest or penalties are incurred by the Exeuctive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties, other than interest and penalties imposed by reason of the Executive's failure to file timely a tax return or pay taxes shown due on [his or her] return, imposed with respect to such taxes and the Excise Tax), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                   (b) An initial determination as to whether a Gross-Up Payment is required pursuant to this Agreement and the amount of such Gross-Up Payment shall be made at the Company's expense by an accounting firm selected by the Company and reasonably acceptable to the Executive which is designated as one of the five largest accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Executive within five days of the Termination Date if applicable, or such other time as requested by the Company or by the Executive (provided the Executive reasonably believes that any of the Payments may be subject to the Excise Tax) and if the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to a Payment or Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such Payment or Payments. Within ten days of the delivery of the Determination to the Executive, the Executive shall have the right to dispute the Determination (the "Dispute"). The Gross-Up Payment, if any, as determined pursuant to this Paragraph 5(b) shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. The existence of the Dispute shall not in any way affect the Executive's right to receive the Gross-Up Payment in accordance with the Determination. If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Executive subject to the application of Paragraph 5(c) below.

                   (c)  As a result of the uncertainty in the
    application of Sections 4999 and 280G of the Code, it is possible that a Gross-Up Payment (or a portion thereof) will be paid which should not have been paid (an "Excess Payment") or a Gross-Up Payment (or a portion thereof) which should have been paid will not have been paid (an "Underpayment"). An Underpayment shall be deemed to have occurred (i) upon notice (formal or informal) to the Executive from any governmental taxing authority that the Executive's tax liability (whether in respect of the Executive's current taxable year or in respect of any prior taxable year) may be increased by reason of the imposition of the Excise Tax on a Payment or Payments with respect to which the Company has failed to make a sufficient Gross-Up Payment, (ii) upon a determination by a court, (iii) by reason of determination by the Company (which shall include the position taken by the Company, together with its consolidated group, on its federal income tax return) or (iv) upon the resolution of the Dispute to the Executive's satisfaction. If an Underpayment occurs, the Executive shall promptly notify the Company and the Company shall promptly, but in any event, at least five days prior to the date on which the applicable government taxing authority has requested payment, pay to the Executive an additional Gross-Up Payment equal to the amount of the Underpayment plus any interest and penalties (other than interest and penalties imposed by reason of the Executive's failure to file timely a tax return or pay taxes shown due on the Executive's return) imposed on the Underpayment. An Excess Payment shall be deemed to have occurred upon a "Final Determination" (as hereinafter defined) that the Excise Tax shall not be imposed upon a Payment or Payments (or portion thereof) with respect to which the Executive had previously received a Gross-Up Payment. A "Final Determination" shall be deemed to have occurred when the Executive has received from the applicable government taxing authority a refund of taxes or other reduction in the Executive's tax liability by reason of the Excise Payment and upon either (x) the date a determination is made by, or an agreement is entered into with, the applicable governmental taxing authority which finally and conclusively binds the Executive and such taxing authority, or in the event that a claim is brought before a court of competent jurisdiction, the date upon which a final determination has been made by such court and either all appeals have been taken and finally resolved or the time for all appeals has expired or (y) the statute of limitations with respect to the Executive's applicable tax return has expired. If an Excess Payment is determined to have been made, the amount of the Excess Payment shall be treated as a loan by the Company to the Executive and the Executive shall pay to the Company on demand (but not less than 10 days after the determination of such Excess Payment and written notice has been delivered to the Executive) the amount of the Excess Payment plus interest at an annual rate equal to the Applicable Federal Rate provided for in Section 1274(d) of the Code from the date the Gross-Up Payment (to which the Excess Payment relates) was paid to the Executive until the date of repayment to the Company.

                   (d)  Notwithstanding anything contained in
    this Agreement to the contrary, in the event that, according to the Determination, an Excise Tax will be imposed on any Payment or Payments, the Company shall pay to the applicable government taxing authorities as Excise Tax withholding, the amount of the Excise Tax that the Company has actually withheld from the Payment or Payments.

         6.  Successors; Binding Agreement.

                   (a) This Agreement shall be binding upon and shall inure to the benefit of the Company and its Successors and Assigns and the Company shall require any Successor or Assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

                   (b)  Neither this Agreement nor any right or
    interest hereunder shall be assignable or transferable by the Executive, [his or her] beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

                   (c)  In the event that the Division (or part
    thereof) is sold, divested, or otherwise disposed of by the Company subsequent to a Change in Control and the Executive is offered employment by the purchaser or acquiror thereof, the Company shall require such purchaser or acquiror to assume, and agree to perform the Company's obligations under this Agreement, in the same manner, and to the same extent that the Company would be required to perform if no such acquisition or purchase had taken place.

         7. Fees and Expenses. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive as they become due as a result of (a) the Executive's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), (b) the Executive seeking to obtain or enforce any right or benefit provided by this Agreement (including, but not limited to, any such fees and expenses incurred in connection with (i) the Dispute and (ii) the Gross-Up Payment whether as a result of any applicable government taxing authority proceeding, audit or otherwise) or by any other plan or arrangement maintained by the Company under which the Executive is or may be entitled to receive benefits, and (c) the Executive's hearing before the Board as contemplated in
    Section 2.4 of this Agreement; provided, however, that the circumstances set forth in clauses (a) and (b) (other than as a result of the Executive's termination of employment under circumstances described in Section 2.5(d)) occurred on or after a Change in Control.

         8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

         9. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company (except for any severance or termination policies, plans, programs or practices) and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Company (except for any severance or termination agreement). Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

         10. Settlement of Claims. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or others.

         11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

         12. Governing Law. THE VALIDITY, INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF; PROVIDED, HOWEVER, THAT IN ANY ACTION INVOLVING THE EXECUTIVE AND THE COMPANY WITH RESPECT TO ANY CLAIM OR ASSERTION THAT THE EXECUTIVE'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE, THE COMPANY HAS THE BURDEN OF PROVING THAT THE EXECUTIVE'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE.

         13. Forum. Any suit brought by the Executive under this Agreement may be brought in the appropriate state or federal court for Tarrant County, Texas, or for the county wherein the Executive maintains [his or her] residence. Any suit brought by the Company under this Agreement may only be brought in the county wherein the Executive maintains [his or her] residence unless the Executive consents to suit elsewhere.

         14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         15. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Company caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.

                                 TANDY CORPORATION


    ATTEST:                      By:__________________________
                                    Name:
                                    Title:
    _________________________
       Secretary


                                 By:__________________________
                                    [Executive]

                                                       APPENDIX A



                        COMPENSATION AND BENEFIT PLANS


    1.  Deferred Compensation Plan

    2.  Deferred Salary and Investment Plan

    3.  Employee Stock Ownership Plan

    4.  Salary Continuation Plan

    5.  Stock Purchase Program

    6.  Supplemental Stock Program

    7.  Stock Option plan

    8.  Post Retirement and Death Benefit Plan
        for Selected Executive Employees

                                 FORM OF
                     TERMINATION PROTECTION AGREEMENT
                        FOR SUBSIDIARY EXECUTIVES


         THIS AGREEMENT made as of the day of August, 1990, by and among the "Company" (as hereinafter defined) the "Employer" (as hereinafter defined) and (the "Executive").

         WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the possibility of a "Change in Control" (as hereinafter defined) exists and that the threat or the occurrence of a Change in Control can result in significant distractions of its key management personnel because of the uncertainties inherent in such a situation;

         WHEREAS, the Board has determined that it is essential and in the best interest of the Company, its stockholders and the Employer to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure [his or her] continued dedication and efforts in such event without undue concern for [his or her] personal financial and employment security; and

         WHEREAS, in order to induce the Executive to remain in the employ of the Employer, particularly in the event of a threat or the occurrence of a Change in Control, the Company and the Employer desire to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event [his or her] employment is terminated as a result of, or in connection with, a Change in Control and to provide the Executive with the "Gross-Up Payment" (as hereinafter defined) and certain other benefits whether or not the Executive's employment is terminated.

         NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

         1. Term of Agreement. This Agreement shall commence as of August 22, 1990 and shall continue in effect until August 22, 1992; provided, however, that commencing on August 22, 1991 and on each August 22 thereafter, the term of this Agreement shall be automatically extended for one (1) year unless either the Company or the Executive shall have given written notice to the other at least ninety (90) days prior thereto that the term of this Agreement shall not be so extended; and provided, further, however, that notwithstanding any such notice by the Company not to extend, the term of this Agreement shall not expire prior to the expiration of twenty-four (24) months after the occurrence of a Change in Control.

         2.  Definitions.

              2.1.
    Accrued Compensation. For purposes of this Agreement, "Accrued Compensation" shall mean an amount which shall include all amounts earned or accrued through the "Termination Date" (as hereinafter defined) but not paid as of the Termination Date including (i) base salary, and (ii) reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Employer during the period ending on the Termination Date, (iii) vacation pay, if required by applicable law, and (iv) bonuses and incentive compensation (other than the "Pro Rata Bonus" (as hereinafter defined))].

              2.2.
    Base Amount. For purposes of this Agreement, "Base Amount" shall mean the greater of the Executive's annual base salary
    (a) at the rate in effect on the Termination Date or (b) at the highest rate in effect at any time during the ninety (90) day period prior to the Change in Control, and shall include all amounts of [his or her] base salary that are deferred under the qualified and non-qualified employee benefit plans of the Company and/or the Employer.

              2.3.
    Bonus Amount. For purposes of this Agreement, "Bonus Amount" shall mean the highest annual bonus paid or payable to the Executive for any fiscal year in respect of the three (3) full fiscal years ended prior to the Change in Control.

              2.4.
    Cause. For purposes of this Agreement, a termination of employment is for "Cause" if the Executive has been convicted of a felony or the termination is evidenced by a resolution adopted in good faith by two-thirds of the Board that the Executive (a) intentionally and continually failed substantially to perform [his or her] reasonably assigned duties with the Employer (other than a failure resulting from the Executive's incapacity due to physical or mental illness or from the Executive's assignment of duties that would constitute "Good Reason" as hereinafter defined) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Executive specifying the manner in which the Executive has failed substantially to perform, or
    (b) intentionally engaged in conduct which is demonstrably and materially injurious to the Company and/or the Employer; provided, however, that no termination of the Executive's employment shall be for Cause as set forth in clause (b) above until (x) there shall have been delivered to the Executive a copy of a written notice setting forth that the Executive was guilty of the conduct set forth in clause (b) and specifying the particulars thereof in detail, and (y) the Executive shall have been provided an opportunity to be heard in person by the Board (with the assistance of the Executive's counsel if the Executive so desires). No act, nor failure to act, on the Executive's part, shall be considered "intentional" unless the Executive has acted, or failed to act, with a lack of good faith and with a lack of reasonable belief that the Executive's action or failure to act was in the best interest of the Company and/or the Employer.

              2.5.

    Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any of the following events:

              (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"),
    (2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

              (b) The individuals who, as of August 22, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially asssumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

              (c)  Approval by stockholders of the Company of:

                   (1) A merger, consolidation or reorganization involving the Company, unless

                   (i)  the stockholders of the Company,
                   immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                   (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                   (iii) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                   (iv)  a transaction described in clauses (i)
                   through (iii) shall herein be referred to as a "Non-Control Transaction";

                   (2) A complete liquidation or dissolution of
              the Company; or

                   (3)  An agreement for the sale or other
              disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                   (d)  Notwithstanding anything contained in
    this Agreement to the contrary, if the Executive's employment is terminated following the Effective Date but within one (1) year prior to a Change in Control and [the Executive reasonably demonstrates that] such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

              2.6. Company. For purposes of this Agreement, the "Company" shall mean Tandy Corporation and shall include its "Successors and Assigns" (as hereinafter defined).

              2.7. Disability. For purposes of this Agreement, "Disability" shall mean a physical or mental infirmity which impairs the Executive's ability to substantially perform [his or her] duties with the Employer for a period of one hundred eighty (180) consecutive days and the Executive has not returned to [his or her] full time employment prior to the Termination Date as stated in the "Notice of Termination" (as hereinafter defined).

              2.8.  Employer.  For purposes of this Agreement,
    "Employer" shall mean [name of subsidiary].

              2.9.  (a) Good Reason.  For purposes of this
    Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (i) through (ix) hereof:

                   (i)  a change in the Executive's status,
                   title, position or responsibilities (including reporting responsibilities) which, in the Executive's reasonable judgment, represents an adverse change in [his or her] status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of the Change in Control or at any time thereafter; the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with such status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of the Change in Control or at any time thereafter; or any removal of the Executive from or failure to reappoint or reelect [him or her] to any of [his or her] offices or positions, except in connection with the termination of the Executive's employment for Cause, or as a result of [his or her] death, or by the Executive other than for Good Reason;

                   (ii)  a reduction in the rate of the
                   Executive's base salary below the Base Amount or any failure to pay the Executive any compensation or benefits to which [he or she] is entitled within fifteen (15) days of the date notice of such failure is given to the Employer and, in the case of any annual bonus, within forty-five (45) days following the end of the fiscal year pursuant to which such bonus relates;

                   (iii) a change in the accounting policies or practices as in effect during the ninety (90) days preceding the Change in Control or at any time thereafter which, in the Executive's reasonable judgment, results in a reduction in [his or her] earning potential;

                   (iv)  the Employer's requiring the Executive
                   to be based at any place outside a 20-mile radius from [his or her] place of employment on the day prior to the Change in Control, except for reasonably required travel on the Employer's business which is not materially greater than such travel requirements prior to the Change in Control;

                   (v)  the failure by the Company and/or the
                   Employer to (A) continue in effect (without reduction in benefit levels, reward opportunities and/or bonus potential for comparable performance) any material compensation or benefit plan in which the Executive was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter including, but not limited to, the plans listed on Appendix A, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the Executive, or (B) provide the Executive with compensation and benefits, in the aggregate at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which the Executive was participating at any time within ninety (90) days preceding the Change in Control or at any time thereafter;

                   (vi)  the insolvency or the filing (by any
                   party, including the Company) of a petition for bankruptcy, of the Company, which petition is not dismissed within sixty (60) days;

                   (vii)  any material breach by the Company
                   and/or the Employer of any provision hereof;

                   (viii)  any purported termination of the
                   Executive's employment for Cause by the
                   Company and/or the Employer which does not comply with the terms of Section 2.4 hereof; and

                   (ix)  the failure of the Company and the
                   Employer to obtain an agreement, satisfactory to the Executive, from any Successor or Assign of the Company, to assume and agree to perform this Agreement, as contemplated in Section 6 hereof.

                        (b)  Any event or condition described in
    this Section 2.10(a)(i) through (ix) which occurs following the Effective Date but within one (1) year prior to a Change in Control but which the Executive reasonably demonstrates
    (i) was at the request of a Third Party or (ii) otherwise arose in connection with, or in anticipation of, a Change in Control which actually occurs, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control.

              2.10. Notice of Termination. For purposes of this Agreement, following a Change in Control, "Notice of Termination" shall mean a written notice of termination from the Employer of the Executive's employment which indicates the specific termination provision in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

              2.11.  Pro Rata Bonus.  For purposes of this
    Agreement, "Pro Rata Bonus" shall mean an amount equal to the Bonus Amount multiplied by a fraction the numerator of which is the number of days in the fiscal year through the Termination Date and the denominator of which is 365.

              2.12. Successors and Assigns. For purposes of this Agreement, "Successors and Assigns" shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

              2.13. Termination Date. For purposes of this Agreement, "Termination Date" shall mean in the case of the Executive's death, [his or her] date of death, in the case of Good Reason, the last day of [his or her] employment, and in all other cases, the date specified in the Notice of Termination; provided, however, that if the Executive's employment is terminated by the Employer for Cause or due to Disability, the date specified in the Notice of Termination shall be at least 30 days from the date the Notice of Termination is given to the Executive, provided that in the case of Disability the Executive shall not have returned to the full-time performance of [his or her] duties during such period of at least 30 days.

         3.  Termination of Employment.

              3.1. If, during the term of this Agreement, the Executive's employment with the Employer shall be terminated within twenty-four (24) months following a Change in Control, the Executive shall be entitled to the following compensation and benefits:

                   (a)  If the Executive's employment with the
    Employer shall be terminated (1) by reason of the Executive's death, (2) by the Company for Cause or Disability, or (3) by the Executive other than for Good Reason and other than during the 60-day period commencing on the first anniversary of the date of the occurrence of a Change in Control (the "Window Period"), the Company shall pay to the Executive the Accrued Compensation and, if such termination is other than by the Employer for Cause, a Pro Rata Bonus.

                   (b)  If the Executive's employment with the
    Employer shall be terminated for any reason other than as specified in Section 3.1(a) or during the Window Period, the Executive shall be entitled to the following:

                   (i)  the Company shall pay the Executive all
    Accrued Compensation and a Pro-Rata Bonus;

                   (ii)  the Company shall pay the Executive as
    termination pay and in lieu of any further compensation for periods subsequent to the Termination Date, in a single payment an amount (the "Termination Amount") in cash equal to two times the sum of (A) the Base Amount and (B) the Bonus Amount;

                   (iii)  for twenty-four (24) months from the
    Termination Date (the "Continuation Period"), the Company shall at its expense continue on behalf of the Executive and [his or her] dependents and beneficiaries the fringe benefits, (excluding those benefit plans numbered 1 through 8 inclusive on Appendix A but including an automobile or automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) and the life insurance, disability, medical, dental and hospitalization benefits provided (x) to the Executive at any time during the 90-day period prior to the Change in Control or at any time thereafter or (y) to other similarly situated executives who continue in the employ of the Company and/or the Employer during the Continuation Period; provided, however, that with respect to any Executive who was entitled to the use of an automobile provided by the Company and/or the Employer within the ninety (90) day period prior to a Change in Control or at any time thereafter, the Executive shall be paid a cash payment equal to the value of the Company and/or the Employer provided automobile to the Executive for the Continuation Period. The coverage and benefits (including deductibles and contributions by the Executive, if any) provided in this Section 3.1(b)(iii) during the Continuation Period shall be no less favorable to the Executive and [his or her] dependents and beneficiaries, than the most favorable of such coverages and benefits during any of the periods referred to in clauses (x) and (y) above. The Company's and/or the Employer's obligation hereunder with respect to the foregoing benefits (except for the automobile or automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) shall be limited to the extent that the Executive obtains any such benefits pursuant to a subsequent employer's benefit plans, in which case the Company and/or the Employer may reduce the coverage of any benefits it is required to provide the Executive hereunder as long as the aggregate coverages and benefits of the combined benefit plans is no less favorable to the Executive than the coverages and benefits required to be provided hereunder. This Subsection (iii) shall not be interpreted so as to limit any benefits to which the Executive, [his or her] dependents or beneficiaries may be entitled under any of the Company's and/or the Employer's employee benefit plans, programs or practices following the Executive's termination of employment, including without limitation, retiree medical and life insurance benefits;

                   (iv)  the Company shall pay in a single
    payment an amount equal to eighty percent (80%) of the maximum amount the Executive could have contributed under the Deferred Salary and Investment Plan, Stock Purchase Program and Supplemental Stock Program as in effect on the date immediately prior to the Change in Control during the Continuation Period had [he or she] continued in the employment with the Employer during the Continuation Period at the greater of [his or her] annualized gross salary and wages as in effect immediately prior to the Change in Control or at any time thereafter; and

                   (v)  (A) the restrictions on any outstanding
    incentive awards (including restricted stock and granted performance shares or units) granted to the Executive including, but not limited to, awards granted under the Company's 1985 Stock Option Plan, or under any other incentive plan or arrangement shall lapse and such incentive award shall become 100% vested, all stock options and stock appreciation rights granted to the Executive shall become immediately exercisable and shall become 100% vested, and all performance units granted to the Executive shall become 100% vested and (B) the Executive shall have the right to require the Company to purchase, for cash, any shares of unrestricted stock or shares purchased upon exercise of any options, at a price equal to the fair market value of such shares on the date of purchase by the Company.

                   (c)  The amounts provided for in Sections
    3.1(a) and 3.1(b)(i), (ii), (iii) (only as to the automobile allowance and the related expenses of public liability insurance, collision coverage, repairs and maintenance) and
    (iv) shall be paid in a single lump sum cash payment within five (5) days after the Executive's Termination Date (or earlier, if required by applicable law).

                   (d)  The Executive shall not be required to
    mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Executive in any subsequent employment except as provided in Section 3.1(b)(iii).

              3.2. (a) The termination pay and termination benefits provided for in this Section 3 shall be in lieu of any other severance or termination pay to which the Executive may be entitled under any Company and/or Employer severance or termination plan, program, policy or practice.

                   (b) The Executive's entitlement to any other compensation benefits (other than the Pro Rata Bonus and other than the termination pay and termination benefits as provided in this Section 3) shall be determined in accordance with the Company's and/or the Employer's employee benefit plans (including, the plans listed on Appendix A) and other applicable programs, policies and practices then in effect.

              3.3. Notwithstanding any other provision of this Agreement to the contrary, the termination of the Executive's employment with the Employer in connection with the sale, divestiture or other disposition of the Employer (or part thereof) shall not be deemed to be a termination of employment of the Executive for purposes of this Agreement provided the Executive is offered employment by the purchaser or acquiror of the Employer (or part thereof) and the Company and the Employer obtain an agreement from such purchaser or acquiror as contemplated in Section 6(c) and the Executive shall not be entitled to benefits from the Company under this Agreement as a result of such sale, divestiture, or other disposition, or as a result of any subsequent termination of employment.

         4.  Notice of Termination.  Following a Change in
    Control, any purported termination of the Executive's employment by the Employer shall be communicated by Notice of Termination to the Executive. For purposes of this Agreement, no such purported termination shall be effective without such Notice of Termination.

         5.  Excise Tax Payments.

                   (a) In the event that any payment or benefit (within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code")), to the Executive or for [his or her] benefit paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise in connection with, or arising out of, [his or her] employment with the Employer or a change in ownership or effective control of the Company or of a substantial portion of its assets (a "Payment" or "Payments"), would be subject to the excise tax imposed by
    Section 4999 of the Code or any interest or penalties are incurred by the Exeuctive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties, other than interest and penalties imposed by reason of the Executive's failure to file timely a tax return or pay taxes shown due on [his or her] return, imposed with respect to such taxes and the Excise Tax), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                   (b) An initial determination as to whether a Gross-Up Payment is required pursuant to this Agreement and the amount of such Gross-Up Payment shall be made at the Company's expense by an accounting firm selected by the Company and reasonably acceptable to the Executive which is designated as one of the five largest accounting firms in the United States (the "Accounting Firm"). The Accounting Firm shall provide its determination (the "Determination"), together with detailed supporting calculations and documentation to the Company and the Executive within five days of the Termination Date if applicable, or such other time as requested by the Company or by the Executive (provided the Executive reasonably believes that any of the Payments may be subject to the Excise Tax) and if the Accounting Firm determines that no Excise Tax is payable by the Executive with respect to a Payment or Payments, it shall furnish the Executive with an opinion reasonably acceptable to the Executive that no Excise Tax will be imposed with respect to any such Payment or Payments. Within ten days of the delivery of the Determination to the Executive, the Executive shall have the right to dispute the Determination (the "Dispute"). The Gross-Up Payment, if any, as determined pursuant to this Paragraph 5(b) shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. The existence of the Dispute shall not in any way affect the Executive's right to receive the Gross-Up Payment in accordance with the Determination. If there is no Dispute, the Determination shall be binding, final and conclusive upon the Company and the Executive subject to the application of Paragraph 5(c) below.

                   (c)  As a result of the uncertainty in the
    application of Sections 4999 and 280G of the Code, it is possible that a Gross-Up Payment (or a portion thereof) will be paid which should not have been paid (an "Excess Payment") or a Gross-Up Payment (or a portion thereof) which should have been paid will not have been paid (an "Underpayment"). An Underpayment shall be deemed to have occurred (i) upon notice (formal or informal) to the Executive from any governmental taxing authority that the Executive's tax liability (whether in respect of the Executive's current taxable year or in respect of any prior taxable year) may be increased by reason of the imposition of the Excise Tax on a Payment or Payments with respect to which the Company has failed to make a sufficient Gross-Up Payment, (ii) upon a determination by a court, (iii) by reason of determination by the Company (which shall include the position taken by the Company, together with its consolidated group, on its federal income tax return) or (iv) upon the resolution of the Dispute to the Executive's satisfaction. If an Underpayment occurs, the Executive shall promptly notify the Company and the Company shall promptly, but in any event, at least five days prior to the date on which the applicable government taxing authority has requested payment, pay to the Executive an additional Gross-Up Payment equal to the amount of the Underpayment plus any interest and penalties (other than interest and penalties imposed by reason of the Executive's failure to file timely a tax return or pay taxes shown due on the Executive's return) imposed on the Underpayment. An Excess Payment shall be deemed to have occurred upon a "Final Determination" (as hereinafter defined) that the Excise Tax shall not be imposed upon a Payment or Payments (or portion thereof) with respect to which the Executive had previously received a Gross-Up Payment. A "Final Determination" shall be deemed to have occurred when the Executive has received from the applicable government taxing authority a refund of taxes or other reduction in the Executive's tax liability by reason of the Excise Payment and upon either (x) the date a determination is made by, or an agreement is entered into with, the applicable governmental taxing authority which finally and conclusively binds the Executive and such taxing authority, or in the event that a claim is brought before a court of competent jurisdiction, the date upon which a final determination has been made by such court and either all appeals have been taken and finally resolved or the time for all appeals has expired or (y) the statute of limitations with respect to the Executive's applicable tax return has expired. If an Excess Payment is determined to have been made, the amount of the Excess Payment shall be treated as a loan by the Company to the Executive and the Executive shall pay to the Company on demand (but not less than 10 days after the determination of such Excess Payment and written notice has been delivered to the Executive) the amount of the Excess Payment plus interest at an annual rate equal to the Applicable Federal Rate provided for in Section 1274(d) of the Code from the date the Gross-Up Payment (to which the Excess Payment relates) was paid to the Executive until the date of repayment to the Company.

                   (d)  Notwithstanding anything contained in
    this Agreement to the contrary, in the event that, according to the Determination, an Excise Tax will be imposed on any Payment or Payments, the Company shall pay to the applicable government taxing authorities as Excise Tax withholding, the amount of the Excise Tax that the Company has actually withheld from the Payment or Payments.

         6.  Successors; Binding Agreement.

                   (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its Successors and Assigns and the Employer and the Company shall require any Successor or Assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company and/or the Employer would be required to perform it if no such succession or assignment had taken place.

                   (b)  Neither this Agreement nor any right or
    interest hereunder shall be assignable or transferable by the Executive, [his or her] beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

                   (c)  In the event that the Employer (or part
    thereof) is sold, divested, or otherwise disposed of by the Company subsequent to a Change in Control and the Executive is offered employment by the purchaser or acquiror thereof, the Company shall require such purchaser or acquiror to assume, and agree to perform the Company's and the Employer's obligations under this Agreement, in the same manner, and to the same extent that the Company and the Employer would be required to perform if no such acquisition or purchase had taken place.

         7. Fees and Expenses. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Executive as they become due as a result of (a) the Executive's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment), (b) the Executive seeking to obtain or enforce any right or benefit provided by this Agreement (including, but not limited to, any such fees and expenses incurred in connection with (i) the Dispute and (ii) the Gross-Up Payment whether as a result of any applicable government taxing authority proceeding, audit or otherwise) or by any other plan or arrangement maintained by the Company and/or the Employer under which the Executive is or may be entitled to receive benefits, and (c) the Executive's hearing before the Board as contemplated in Section 2.4 of this Agreement; provided, however, that the circumstances set forth in clauses (a) and (b) (other than as a result of the Executive's termination of employment under circumstances described in Section 2.5(d)) occurred on or after a Change in Control.

         8. Notice. For the purposes of this Agreement, notices and all other communications provided for in the Agreement (including the Notice of Termination) shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company and/or the Employer shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

         9. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company and/or the Employer (except for any severance or termination policies, plans, programs or practices) and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Company and/or the Employer (except for any severance or termination agreement). Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company and/or the Employer shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

         10. Settlement of Claims. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Executive or others.

         11. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive, the Company and the Employer. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by any other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by any party which are not expressly set forth in this Agreement.

         12. Governing Law. THE VALIDITY, INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF; PROVIDED, HOWEVER, THAT IN ANY ACTION INVOLVING THE EXECUTIVE, THE COMPANY AND/OR THE EMPLOYER WITH RESPECT TO ANY CLAIM OR ASSERTION THAT THE EXECUTIVE'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE, THE COMPANY AND/OR THE EMPLOYER HAS THE BURDEN OF PROVING THAT THE EXECUTIVE'S EMPLOYMENT WAS PROPERLY TERMINATED FOR CAUSE.

         13. Forum. Any suit brought by the Executive under this Agreement may be brought in the appropriate state or federal court for Tarrant County, Texas, or for the county wherein the Executive maintains [his or her] residence. Any suit brought by the Company and/or the Employer under this Agreement may only be brought in the county wherein the Executive maintains [his or her] residence unless the Executive consents to suit elsewhere.

         14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         15. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Company and the Employer have caused this Agreement to be executed by its duly authorized officers and the Executive has executed this Agreement as of the day and year first above written.

                                TANDY CORPORATION


    ATTEST:                     By:___________________________
                                   Name:
                                   Title:
    __________________________
        Secretary


                                [NAME OF SUBSIDIARY]

                                By:_____________________________
                                   Name:
                                   Title:


                                By:_____________________________
                                   [Executive]

                                                       APPENDIX A



                        COMPENSATION AND BENEFIT PLANS


    1.  Deferred Compensation Plan

    2.  Deferred Salary and Investment Plan

    3.  Employee Stock Ownership Plan

    4.  Salary Continuation Plan

    5.  Stock Purchase Program

    6.  Supplemental Stock Program

    7.  Stock Option plan

    8.  Post Retirement and Death Benefit Plan
        for Selected Executive Employees